Exhibit 10.1
IHS Markit Ltd.
Non-Employee Director Equity Compensation Policy

1.	Purpose of this Policy.

The Non-Employee Director Equity Compensation Policy (as amended from time to time, this “Policy”) is established pursuant to Section 4.6 of the IHS Markit Ltd. 2014 Equity Incentive Award Plan (as amended from time to time, the “Plan”). Awards under this Policy shall be granted in accordance with the Plan, including Section 4.6 thereof, and shall constitute Non-Employee Director Awards. Unless defined in this Policy, capitalized terms shall have the same meanings ascribed to them in the Plan.

2.	Effective Date; Eligibility.

(a)	This Policy is effective as of December 1, 2019.

(b)	Only Non-Employee Directors shall be eligible to participate in this Policy.

3.	Awards and Cash Retainers.

(a)
On the date of each annual general meeting of the Company’s shareholders (“Annual Meeting of Shareholders”), beginning with the 2020 Annual Meeting of Shareholders, each Non-Employee Director shall receive an Award consisting of Restricted Share Units (“RSUs”), the value of which is set by the Board, or the Nominating and Governance Committee of the Board (the “NGC”) or such other duly authorized committee of the Board, from time to time. The receipt of RSUs may be deferred until after termination of service in accordance with Section 4(a). On a date other than the Annual Meeting of Shareholders, the Board, the NGC or such other designated committee of the Board, may authorize the grant of an Award consisting of RSUs, the value of which is set by the Board, the NGC or such other designated committee of the Board.

(b)
Each Non-Employee Director shall receive an annual cash retainer and applicable Committee Chair cash retainers, the value and timing of payment of which is set by the Board, or its designated committee, from time to time, (collectively “Cash Retainers”). Cash Retainers are payable in arrears on a quarterly calendar basis in equal installments, and Cash Retainers shall be prorated for any partial period of service, based upon the number of days of service as a Non-Employee Director during a given quarter. Cash Retainers may be converted into Deferred Share Units (“DSUs”) in accordance with Section 4(b).

(c)	Subject to prior approval of the NGC, any Non-Employee Director may waive in writing any entitlement to any or all RSUs, DSUs and Cash Retainers under this Policy.

(d)
Any Non-Employee Director who is elected to fill a vacancy or a newly created directorship in the interim shall receive, effective as of the date of such election, a prorated Award under Section 3(a) based upon the number of full months he or she shall serve as a Non-Employee Director between the month in which he or she is elected and the next Annual Meeting of Shareholders.

(e)	All RSUs, DSUs and Cash Retainers under this Policy are subject to the terms and conditions set forth in Section 4.

(f)
Each RSU or DSU grant under this Policy shall be evidenced by an Award Agreement. An acceptable form of an Award Agreement for a RSU grant is attached hereto as Exhibit A, and an acceptable form of an Award Agreement for a DSU grant is attached hereto as Exhibit B. For the avoidance of doubt, the Board or the NGC will have the power and authority to adopt the form of Award Agreement for grants of RSUs and DSUs.

(g)	For purposes of this Policy, FMV means, in accordance with Section 2.28 of the Plan, the fair market value of a Share.

4.	Terms and Conditions of Awards.

(a)	RSUs.

(i)	Each RSU granted under Section 3(a) shall represent a Non-Employee Director’s right to receive one Share, which right shall be unvested and forfeitable until the earlier to occur of:
(i)    the date of the first Annual Meeting of Shareholders occurring in the fiscal year immediately following the grant date and (ii) the first anniversary of the grant date (in either case, the “RSU Vesting Date”), unless the Board expressly determines otherwise. In the event of the Non- Employee Director’s death or Disability, the RSU Vesting Date will be 10 days following the Termination of Service due to death or Disability. If a Non-Employee Director terminates his or her service as such prior to the RSU Vesting Date for reasons other than death or Disability, then (1) his or her RSUs shall be forfeited without any payment therefor unless the Board, the NGC or such other designated committee of the Board, expressly determines otherwise, and
(2) for purposes of Section 3.1(b) of the Plan, the Shares underlying such RSUs shall again be available for issuance under the Plan.

(ii)
The Shares underlying such Non-Employee Director’s RSUs shall be delivered to him or her on the RSU Vesting Date, unless the Non-Employee Director elects to defer delivery of the Shares to 10 days after his or her Termination of Service (the “Deferred RSU Delivery Date”) by exercising such election as specified by the Company and in compliance with Section 409A of the Code and any other regulation that may govern deferred compensation. Following the RSU Vesting Date, any deferred RSUs held by the Non-Employee Director shall be counted toward the then current share ownership guidelines for the Non-Employee Directors adopted by the Board.

(iii)	RSUs shall carry no voting rights.

(iv)
In the event dividends are paid on shares during the period from the grant date through the RSU Delivery Date or the Deferred RSU Delivery Date, the Company shall credit the Non- Employee Director with Dividend Equivalents equal to the dividends the Non-Employee Director would have received if he or she had been the actual record owner of the underlying Shares on each dividend record date. If a dividend on the Shares is payable wholly or partially in Shares, the Dividend Equivalent representing that portion shall be in the form of additional RSUs, credited on a one-for-one basis. If a dividend on the Shares is payable wholly or partially in cash, the Dividend Equivalent representing that portion shall also be in the form of cash, and the Holder shall be treated as being credited with any cash dividends, without earnings, until the RSU Delivery Date or Deferred RSU Delivery Date, as applicable. If a dividend on Shares is payable wholly or partially in a form other than cash or Shares, the Board, the NGC or such other designated committee of the Board, may, in its discretion, provide for such Dividend Equivalents with respect to that portion as it deems appropriate under the circumstances. Dividend Equivalents shall be subject to the same terms and conditions as the RSUs originally awarded pursuant to this Policy and the Plan, and they shall vest (or, if applicable, be forfeited) as if they had been granted at the same time as the original RSU award.

(v)
RSUs, and the Shares underlying such RSUs, may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Non-Employee Director until the RSU Vesting Date or the Deferred RSU Delivery Date, as applicable; provided, however, that they shall be transferrable without the prior approval of the NGC to (1) a member of such Non- Employee Director’s immediate family (as defined in Rule 16a-1) under the Exchange Act; (2) to a trust in which one or more permitted transferees described in clause (1) in the aggregate have more than fifty percent (50%) of the beneficial interest and (3) a charitable foundation in which one or more of the permitted transferees described in clause (1) and such Non- Employee Director in the aggregate control the management of assets; provided, further that subject to the specific prior approval of the NGC (which approval shall include, for the avoidance of doubt, approval of any transferee), they shall be transferrable to any third party.

(b)	DSUs.

(i)
A Non-Employee Director may elect to convert his or her Cash Retainers into DSUs, of which the underlying Shares shall have, on the grant date, a FMV equal to the annual amount of such Awards; provided that such election is made as specified by the Company and in compliance with Section 409A of the Code and any other regulations that may govern deferred compensation. Each DSU shall represent such Non-Employee Director’s right to receive one Share, which right shall be fully vested and non-forfeitable. The grant date of the DSUs will be the day the Cash Retainer would otherwise be payable.

(ii)
The Shares underlying a Non-Employee Director’s DSUs shall be delivered to him or her based on his or her deferral election on (i) the tenth (10th) day following his or her Termination of Service as a Non-Employee Director for any reason, including for death or Disability, or (ii) three years following the year in which the original Cash Retainers were earned, with the delivery date in the case of clause (ii) being the date of the Annual Meeting of Shareholders (either such date, the “DSU Delivery Date”). For example, a director may choose to receive DSUs granted in 2020 on the day of the 2023 Annual Meeting of Shareholders.

(iii)	DSUs shall carry no voting rights.

(iv)
In the event dividends are paid on shares during the period from the grant date through the DSU Delivery Date, the Company shall credit the Non-Employee Director with Dividend Equivalents equal to the dividends the Non-Employee Director would have received if he or she had been the actual record owner of the underlying Shares on each dividend record date. If a dividend on the Shares is payable wholly or partially in Shares, the Dividend Equivalent representing that portion shall be in the form of additional DSUs, credited on a one-for-one basis. If a dividend on the Shares is payable wholly or partially in cash, the Dividend Equivalent representing that portion shall also be in the form of cash, and the Holder shall be treated as being credited with any cash dividends, without earnings, until the DSU Delivery Date. If a dividend on Shares is payable wholly or partially in a form other than cash or Shares, the Board, the NGC or such other designated committee of the Board, may, in its discretion, provide for such Dividend Equivalents with respect to that portion as it deems appropriate under the circumstances. Dividend Equivalents shall be subject to the same terms and conditions as the DSUs originally awarded pursuant to this Policy and the Plan.

(v)
DSUs, and the Shares underlying such DSUs, may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Non-Employee Director until the DSU Delivery Date; provided, however, that they shall be transferrable without the prior approval of the NGC to (1) a member of such Non-Employee Director’s immediate family (as defined in Rule 16a-1) under the Exchange Act; (2) to a trust in which one or more permitted transferees described in clause (1) in the aggregate have more than fifty percent (50%) of the beneficial interest and (3) a charitable foundation in which one or more of the permitted transferees described in clause (1) and such Non-Employee Director in the aggregate control the management of assets; provided, further that subject to the specific prior approval of the NGC (which approval shall include, for the avoidance of doubt, approval of any transferee), they shall be transferrable to any third party.

(c)	Change in Control/Acceleration of Vesting.

(i)	The provisions of Section 13.2 of the Plan shall apply to RSUs and DSUs and any Dividend Equivalents in the event of a Change in Control or other corporate event.

(ii)
The delivery date of any Shares underlying RSUs and DSUs shall accelerate only if such acceleration is permitted under applicable law and any applicable regulations thereunder. If the acceleration of such delivery date is not so permitted, then on the tenth (10th) day following his or her Termination of Service as a Non-Employee Director of the Company (or its successor) for any reason, including for death or Disability, for each Share underlying RSUs or DSUs, as applicable, a Non-Employee Director shall receive the same per share consideration received by the Company’s shareholders for each Share in the acquisition (at which time such RSUs and/or DSUs shall automatically be cancelled).

(d)	Other Terms and Conditions.

(i)
Awards granted under this Policy are subject to the terms and provisions of the Plan, which is incorporated by reference. In the event of a conflict between the provisions of the Plan, this Policy, and the Award Agreement, the provisions of the Plan, this Policy and the Award Agreement will prevail, in that order.

5.	Expense Reimbursements.

Each Non-Employee Director will be entitled to reimbursement for all reasonable and documented expenses incurred in the performance of his or her duties as a Non-Employee Director pursuant to the terms of any applicable Company expense reimbursement policy that is in effect from time to time. The Company shall provide Non-Employee Directors with an additional cash payment to account for any taxes incurred under applicable law with respect to any expense reimbursement provided pursuant to this Section 5.

6.	Miscellaneous.

(a)
Taxes. Except as provided in Section 5, the Company is not responsible for the tax consequences under federal, foreign, provincial, state or local law with respect to any Awards or Cash Retainers granted to any Non-Employee Director under this Policy or the Plan, as applicable. All payments under this Policy and the Plan are subject to withholding and reporting requirements to the extent required by applicable law. To the extent required by applicable law in effect at the time a distribution is made from the Plan, the Company or its agents shall have the right to withhold or deduct from any distributions or payments any taxes required to be withheld by federal, foreign, provincial, state or local governments.

(b)	No Right to Nomination. Nothing contained in this Policy shall confer upon any Non-Employee Director the right to be nominated for re-election to the Board.

(c)
Duration of This Plan. Unless terminated earlier, this Policy shall be coterminous with the Plan. After the Plan is terminated, no Awards may be granted, but any Award previously granted shall remain outstanding in accordance with the terms and conditions of this Policy, the Plan, and such Award’s Award Agreement.

EXHIBIT A

IHS Markit Ltd.

Non-Employee Director Equity Compensation Policy

GRANT AGREEMENT—RESTRICTED SHARE UNITS

IHS MARKIT LTD. RESTRICTED SHARE UNIT GRANT NOTICE AND
RESTRICTED SHARE UNIT AGREEMENT
UNDER THE
IHS MARKIT LTD. 2014 EQUITY INCENTIVE AWARD PLAN
IHS Markit Ltd., an exempted company incorporated under the laws of Bermuda (the “Company”), pursuant to its 2014 Equity Incentive Award Plan (the “Plan”) and the Non-Employee Director Equity Compensation Policy (the “Policy”), hereby grants to the individual listed below (“you” or the “Holder”) an award of Restricted Share Units (“RSUs”) indicated below, which RSUs shall be subject to vesting based on your continued service with the Company (or any Affiliate), as provided herein. This award of RSUs, together with any accumulated Dividend Equivalents as provided herein (the “Award”), is subject to all of the terms and conditions as set forth herein and in the Restricted Share Unit Agreement attached hereto as Exhibit A (the “Agreement”) and in the Plan and the Policy, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Share Unit Grant Notice (the “Grant Notice”) and the Agreement.

Holder:_________________________________________________________________________
Non -
Employee
Director ID:_________________________________________________________________________
Grant Date:_________________________________________________________________________
Number of RSU's:_________________________________________________________________________
Vesting Schedule: Subject to the terms and conditions of the Agreement and notwithstanding anything to the contrary in the Plan or the Policy, the RSUs (together with any accumulated Dividend Equivalents) shall become fully vested on the earlier to occur of: (i) the date of the first annual general meeting of the Company’s shareholders occurring in the fiscal year immediately following the Grant Date and (ii) the first anniversary of the Grant Date (in either case, the “RSU Vesting Date”) (but will remain subject to the terms of this Agreement, the Plan and the Policy).

By your submission of your electronic acceptance of the Award or, if required by applicable law or by current Company practice, by your signature below, subject to this Grant Notice as designated by the Company, you agree to be bound by the terms and conditions of the Plan, the Policy, the Agreement and this Grant Notice. You agree to access copies of the Plan, the prospectus governing the Plan and the Policy (collectively, the “Plan Documents”) on the Company’s intranet or on the website of the Company's designated brokerage firm. Paper copies are also available upon request to the Secretary of the Company at the Company's corporate offices. YOU MUST ACCEPT THIS AWARD BY THE DATE DETERMINED AND COMMUNICATED TO YOU BY THE COMPANY BUT IN ANY EVENT NO LATER THAN TWO (2) MONTHS AFTER THE GRANT DATE OR THE AWARD WILL AUTOMATICALLY BE CANCELLED.
You have reviewed this Grant Notice, the Agreement and the Plan Documents in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Grant Notice or accepting the Award subject hereto and fully understand all provisions of this Grant Notice, the Agreement, the Policy and the Plan. You agree to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to the Plan, the Policy, this Grant Notice or the Agreement.
IN WITNESS WHEREOF, the undersigned has executed this Grant Notice effective as of the Grant Date.

HOLDER Participant Name

By:
Print Name:
Address:

EXHIBIT A
TO RESTRICTED SHARE UNIT GRANT NOTICE
RESTRICTED SHARE UNIT AGREEMENT
Pursuant to the Grant Notice to which this Agreement is attached and in connection with your service as a Non-Employee Director on the Board of Directors of the Company (the “Board”), the Company has granted to you the right to receive a number of RSUs set forth in the Grant Notice, together with Dividend Equivalents, if any, to the extent provided in Section 2(g) below, subject to all of the terms and conditions set forth in this Agreement and the Grant Notice. The Award is also subject to the terms and conditions of the Plan and the Policy, which are each incorporated herein by reference. In the event of any inconsistency between the Plan, the Policy and this Agreement, the terms of the Plan and the Policy shall control, in that order. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice, as applicable.
Terms and Conditions
1.Grant of RSUs. Effective as of the grant date set forth in the Grant Notice (the “Grant Date”), and subject to the restrictions, terms and conditions set forth in the Plan, the Policy and this Agreement, the Company has granted to you, pursuant to the Grant Notice and the Plan, the number of RSUs set forth in the Grant Notice and accumulated Dividend Equivalents, if any, to the extent provided in Section 2(g) below. Each RSU represents the right to receive one Share at the time provided for herein, together with any Dividend Equivalent issued in respect thereof. Your right to receive Shares and Dividend Equivalents, if any, under this Agreement shall be no greater than the right of any unsecured general creditor of the Company.

2.	RSUs.
(a)    Rights as a Shareholder. You shall have no rights of a shareholder with respect to the Shares represented by RSUs, including, but not limited to, the right to vote and to receive dividends, unless and until such Shares are transferred to you pursuant to the Plan, the Policy and this Agreement.
(b)    Vesting. Subject to Section 2(d) below and the other terms and conditions of this Agreement, the RSUs and accumulated Dividend Equivalents, if any, to the extent provided in Section 2(g) below, shall become vested in accordance with the vesting schedule set forth in the Grant Notice (but will remain subject to the terms of this Agreement and the Plan), unless you have elected to defer delivery of the Shares to ten (10) days after your Termination of Service by exercising such election as specified by the Company and in compliance with Section 409A of the Code and any other regulation that may govern deferred compensation. There shall be no proportionate or partial vesting in the periods prior to the RSU Vesting Date and all vesting shall occur only on the RSU Vesting Date.
(c)    Settlement. Subject to the terms of this Agreement, the Policy and the Plan, the Shares and accumulated Dividend Equivalents, if any, to the extent provided in Section 2(g) below, shall be delivered and paid to you as soon as practicable following the RSU Vesting Date. Notwithstanding the foregoing, if you have elected to defer the delivery of your Shares, the Shares and accumulated Dividend Equivalents, if any, to the extent provided in Section 2(g) below, shall be delivered and paid to you ten (10) days following your Termination of Service (the “Deferred RSU Delivery Date”). In the event that you are a resident of a country where applicable local law requires the Award to be settled in cash, the Company will settle the RSUs and accumulated Dividend Equivalents, if any, to the extent provided in Section 2(g) below, in a cash payment to you. In its sole discretion, the Company may elect to deliver the Shares to you by book-entry in the Company’s books or by electronic delivery to a brokerage account established for your benefit at a financial/brokerage firm selected by the Company. You agree to complete and sign any documents and take any additional action that the financial/brokerage firm designated by the Company may request to enable the Company to deliver the Shares on your behalf. The date of settlement shall not be later than 2½ months after the later of (x) the end of the Company’s fiscal year in which the RSU Vesting Date occurs or (y) the end of the calendar year in which the RSU Vesting Date occurs.
(d)    Forfeiture. Upon your Termination of Service for any reason, other than your death or Disability, any and all unvested RSUs, together with all unvested accumulated Dividend

Equivalents, if any, to the extent provided in Section 2(g) below, shall automatically be cancelled for no consideration, and shall cease to be outstanding. For avoidance of doubt, should you cease to be a member of the Board of the Company but otherwise continue in service as a contractor or consultant, you will forfeit any and all unvested RSUs unless otherwise approved by the Committee. In the event of your Termination of Service prior to the RSU Vesting Date due to your death or Disability, the unvested RSUs shall vest and be free of restrictions ten (10) days following your Termination of Service due to death or Disability.
(e)    Restriction on Transfer of RSUs. RSUs, and the Shares underlying such RSUs, may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by you until the RSU Vesting Date or the Deferred RSU Delivery Date, as applicable; provided, however, that they may be transferrable to (1) a member of your immediate family (as defined in Rule 16a-1 under the Exchange Act); (2) to a trust in which one or more permitted transferees described in clause (1) in the aggregate have more than fifty percent (50%) of the beneficial interest and (3) a charitable foundation in which you and one or more of the permitted transferees described in clause (1) in the aggregate control the management of assets.
(f)    Certain Legal Restrictions. The Plan, the Policy, this Agreement, the granting, vesting and settlement of the RSUs and Dividend Equivalents, if any, to the extent provided in Section 2(g) below, and any obligations of the Company under the Plan, the Policy and this Agreement, shall be subject to all applicable federal, foreign, provincial, state and local laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed.
(g)    Dividend Equivalents. During the period from the Grant Date through the date on which Shares underlying vested RSUs are issued to you pursuant to Section 2(c), the Company may credit the Holder with Dividend Equivalents equal to the dividends the Holder would have received if the Holder had been the actual record owner of the underlying Shares on each dividend record date. If a dividend on the Shares is payable wholly or partially in Shares, the Dividend Equivalent representing that portion shall be in the form of additional RSUs, credited on a one-for-one basis. If a dividend on the Shares is payable wholly or partially in cash, the Dividend Equivalent representing that portion shall also be in the form of cash, and the Holder shall be treated as being credited with any cash dividends, without earnings, until settlement pursuant to Section 2(c) above. If a dividend on Shares is payable wholly or partially in a form other than cash or Shares, the Committee may, in its discretion, provide for such Dividend Equivalents with respect to that portion as it deems appropriate under the circumstances. Dividend Equivalents shall be subject to the same terms and conditions as the RSUs originally awarded pursuant to the Grant Notice, this Agreement, the Policy and the Plan, and they shall vest (or, if applicable, be forfeited) as if they had been granted at the same time as the original RSU Award.
(h)    Corporate Events. Except as otherwise provided in the Grant Notice, this Agreement or the Policy, the provisions of Section 13.2 of the Plan shall apply to the RSUs and Dividend Equivalents, if any, to the extent provided in Section 2(g).
3.Withholding of Taxes. You acknowledge that you are responsible to pay any and all applicable tax obligations, including withholding and other taxes, which may be due as a result of receipt of this Award or the vesting and payout of the RSUs that you receive under this Award. You acknowledge and agree that the payment of such tax obligations may be made by any one or a combination of the following methods, as determined by the Company or the Committee: (a) the Company’s repurchase of Shares to be issued upon settlement of the RSUs; (b) the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); (c) direct payment by you to the Company; (d) payroll withholding from your wages or other cash compensation paid to you by the Company; or (e) any other method as the Company or Committee may elect in compliance with the Plan, the Code and applicable law. The Fair Market Value of the Shares that are repurchased, if applicable, will be determined as of the date when the taxes otherwise would have been withheld in cash, and will be applied as a credit against the taxes.
Depending on the withholding method, the Company may withhold or account for withholding taxes by considering applicable minimum statutory withholding rates or other applicable withholding rates, including applicable maximum rates, in which case you will receive a refund of any over-withheld amount in cash and will have no entitlement to the common share equivalent. If the obligation for taxes is satisfied by the repurchase of Shares, you are deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are repurchased by the Company solely for the purpose of paying the taxes.
You acknowledge that the ultimate liability for all tax obligations legally due by you is and remains your responsibility.
If you are subject to tax liabilities in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that the Company may be required to withhold or account for tax liability in more than one jurisdiction.
4.Provisions of Plan and Policy Control. This Agreement is subject to all the terms, conditions and provisions of the Plan and the Policy, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan and the Policy as may be adopted by the Committee and as may be in effect from time to time. The Plan and the Policy are each incorporated herein by reference. If and to the extent that any provision of this Agreement conflicts or is inconsistent with the terms set forth in the Plan or the Policy, the terms set forth in the Plan and the Policy shall control, in that order of priority, and this Agreement shall be deemed to be modified accordingly.
5.Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Holder with respect to the subject matter hereof.
6.Notices. Any notice or communication given hereunder shall be in writing or by electronic means as set forth in Section 13 below and, if in writing, shall be deemed to have been duly given: (i) when delivered in person; (ii) five (5) business days after being sent by United States mail; or
(iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):
If to the Company, to:
Corporate Human Resources IHS Markit
15 Inverness Way East Englewood, Colorado 80112

If to the Holder, to the address on file with the Company.
7.Data Protection. By participating in the Plan and entering into this Agreement, you hereby acknowledge the holding and processing of personal information provided by you to the Company, any Affiliate, trustee or third party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to: (i) administering and maintaining your records; (ii) providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers or third party administrators of the Plan; (iii) providing information to future purchasers or merger partners of the Company or any Affiliate; (iv) using information for communication and other administrative purposes; and (v) transferring information about the Holder to any country or territory that may not provide the same protection for the information as the Holder’s home country. Personal information may include, but shall not be limited to:

•
Personal data: Name, address, telephone number, email address, family size, marital status, sex, beneficiary information, emergency contacts, passport or visa information, age, language skills, driver’s license information, birth certificate and Non-Employee Director ID number.

•	Information: Curriculum vitae or resume, earnings history, references, job title, service or severance agreement, plan or benefit enrollment forms and elections and equity compensation or benefit statements.

•	Financial information: Current earnings and benefit information, personal bank account number, brokerage account information, tax related information and tax identification number.
The Company may, from time to time, process and transfer this or other information for internal compensation and benefit planning (specifically, for enrollment purposes in the Plan and the administration of the Plan), to determine training needs, to develop a global human resource database and to evaluate skill utilization.

8.	Acquired Rights. In accepting the Award, you acknowledge that:
(a)    Nothing contained in this Award shall confer upon you the right to be nominated for re-election to the Board;
(b)    the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, as provided in the Plan;
(c)    the Award of RSUs is voluntary and occasional and does not create any contractual or other right to receive future Awards of RSUs, or benefits in lieu of RSUs even if RSUs have been awarded repeatedly in the past;
(d)    all decisions with respect to future Awards, if any, will be at the sole discretion of the Board or, as designated, the Committee;
(e)    your participation in the Plan is voluntary;
(f)    the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(g)    the value of Shares acquired on vesting of RSUs may increase or decrease in value;
(h)    no claim or entitlement to compensation or damages arises from the termination of the RSUs, and no claim or entitlement to compensation or damages shall arise from any diminution in value of the RSUs or Shares received upon the vesting of the RSUs resulting from the termination of your entitlement by the Company or any Affiliate (for any reason whatsoever) and you irrevocably release the Company and any Affiliate from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such claim; and
(i)    in the event of a Termination of Service, your right to receive RSUs and vest under the Plan, if any, will terminate effective as of the date of your actual Termination of Service.
9.Language. If you have received this or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
10.Power of Attorney. The Company (including its successors and assigns) is hereby appointed the attorney-in-fact, with full power of substitution, of the Holder for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney- in-fact for the Holder, may in the name and stead of the Holder, make and execute all conveyances, assignments and transfers of the RSUs, Dividend Equivalents, other property issued in respect of such RSUs, Shares and any property provided for herein, and the Holder hereby ratifies and confirms that which the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Holder shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for this purpose.

11.WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION,

PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.
12.Interpretation. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.
13.Mode of Communications. The Holder agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this grant of RSUs, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Holder further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.
14.No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.
15.Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties hereto shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties hereto that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives. The illegality, unenforceability or invalidity of any provision of this Agreement shall not affect the legality, enforceability or validity of any other provision of this Agreement.
16.Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.
17.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the law that might be applied under principles of conflict of laws. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal and state courts of New York located in the borough of Manhattan in New York City in respect of the interpretation and enforcement of the provisions of this Agreement. Each party hereby waives and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation and enforcement hereof, that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. Each party hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such action, suit or proceeding and agrees that the mailing of process or other papers in connection with any such action, suit, or proceeding in the manner provided in Section 6 hereof or in such other manner as may be permitted by law shall be valid and sufficient service thereof.
18.Miscellaneous.
(a)    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company may assign to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or any Affiliate, and require such successor to expressly assume and agree in writing to perform, this Agreement.
(b)    No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.
19.Section 409A and Section 457A. To the extent the Committee determines that any payment under this Agreement is subject to Section 409A or Section 457A of the Code, the provisions of Section 13.10 of the Plan (including, without limitation, the six-month delay relating to “specified employees”) shall apply.

EXHIBIT B

IHS Markit Ltd.

Non-Employee Director Equity Compensation Policy
GRANT AGREEMENT—DEFERRED SHARE UNITS

IHS MARKIT LTD. DEFERRED SHARE UNIT GRANT NOTICE AND
DEFERRED SHARE UNIT AGREEMENT
UNDER THE
IHS MARKIT LTD. 2014 EQUITY INCENTIVE AWARD PLAN
IHS Markit Ltd., an exempted company incorporated under the laws of Bermuda (the “Company”), pursuant to its 2014 Equity Incentive Award Plan (the “Plan”) and the Non-Employee Director Equity Compensation Policy (the “Policy”), hereby grants to the individual listed below (“you” or the “Holder”) an award of Deferred Share Units (“DSUs”) indicated below, which DSUs represent the original cash retainer fees awarded to you in your capacity as a Non-Employee Director and which you have elected to convert into DSUs. This award of DSUs, together with any accumulated Dividend Equivalents as provided herein (the “Award”), is subject to all of the terms and conditions as set forth herein and in the Deferred Share Unit Agreement attached hereto as Exhibit A (the “Agreement”) and in the Plan and the Policy, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Deferred Share Unit Grant Notice (the “Grant Notice”) and the Agreement.

Holder:_________________________________________________________________________
Non -
Employee
Director ID:_________________________________________________________________________
Grant Date:_________________________________________________________________________
Number of RSU's:_________________________________________________________________________
Delivery Schedule: Subject to the terms and conditions of the Agreement and notwithstanding anything to the contrary in the Plan or the Policy, the Shares underlying the DSUs (together with any accumulated Dividend Equivalents) shall be delivered to you on the earlier to occur of (i) the tenth (10th) day following your Termination of Service as a Non- Employee Director for any reason, including for death or Disability and (ii) three years following the year in which the original cash retainer fees were earned, with the delivery date being the date of the annual general meeting of the Company’s shareholders (such earlier date, the “DSU Delivery Date”).
By your submission of your electronic acceptance of the Award or, if required by applicable law or by current Company practice, by your signature below, subject to this Grant Notice as designated by the Company, you agree to be bound by the terms and conditions of the Plan, the Policy, the Agreement and this Grant Notice. You agree to access copies of the Plan, the prospectus governing the Plan and the Policy (collectively, the “Plan Documents”) on the Company’s intranet or on the website of the Company's designated brokerage firm. Paper copies are also available upon request to the Secretary of the Company at the Company's corporate offices. YOU MUST ACCEPT THIS AWARD BY THE DATE DETERMINED AND COMMUNICATED TO YOU BY THE COMPANY BUT IN ANY EVENT NO LATER THAN TWO (2) MONTHS AFTER THE GRANT DATE OR THE AWARD WILL AUTOMATICALLY BE CANCELLED.
You have reviewed this Grant Notice, the Agreement and the Plan Documents in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Grant Notice or accepting the Award subject hereto and fully understand all provisions of this Grant Notice, the Agreement, the Policy and the Plan. You agree to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to the Plan, the Policy, this Grant Notice or the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Grant Notice effective as of the Grant Date.
HOLDER Participant Name

By:
Print Name:
Address:

EXHIBIT A
TO DEFERRED SHARE UNIT GRANT NOTICE
DEFERRED SHARE UNIT AGREEMENT
Pursuant to the Grant Notice to which this Agreement is attached and in connection with your service as a Non-Employee Director on the Board of Directors of the Company (the “Board”), the Company has granted to you the right to receive a number of DSUs set forth in the Grant Notice, together with Dividend Equivalents, if any, to the extent provided in Section 2(f) below, subject to all of the terms and conditions set forth in this Agreement and the Grant Notice. The Award is also subject to the terms and conditions of the Plan and the Policy, which are each incorporated herein by reference. In the event of any inconsistency between the Plan, the Policy and this Agreement, the terms of the Plan and the Policy shall control, in that order. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice, as applicable.
Terms and Conditions
1.Grant of DSUs. Effective as of the grant date set forth in the Grant Notice (the “Grant Date”), and subject to the restrictions, terms and conditions set forth in the Plan, the Policy and this Agreement, the Company has granted to you, pursuant to the Grant Notice and the Plan, the number of DSUs set forth in the Grant Notice and accumulated Dividend Equivalents, if any, to the extent provided in Section 2(f) below. Each DSU represents the right to receive one Share at the time provided for herein, together with any Dividend Equivalent issued in respect thereof. Your right to receive Shares and Dividend Equivalents, if any, under this Agreement shall be no greater than the right of any unsecured general creditor of the Company.
2.DSUs.
(a)    Rights as a Shareholder. You shall have no rights of a shareholder with respect to the Shares represented by DSUs, including, but not limited to, the right to vote and to receive dividends, unless and until such Shares are transferred to you pursuant to the Plan, the Policy and this Agreement.
(b)    Delivery Schedule. Subject to the other terms and conditions of this Agreement and in compliance with Section 409A of the Code and any other regulation that may govern deferred compensation, the DSUs and accumulated Dividend Equivalents, if any, to the extent provided in Section 2(f) below, shall be delivered in accordance with the delivery schedule set forth in the Grant Notice (but will remain subject to the terms of this Agreement and the Plan). There shall be no proportionate or partial delivery in the periods prior to each DSU Delivery Date and all delivery shall occur only on the applicable DSU Delivery Date.
(c)    Settlement. Subject to the terms of this Agreement, the Policy and the Plan, the Shares and accumulated Dividend Equivalents, if any, to the extent provided in Section 2(f) below, shall be delivered and paid to you on the DSU Delivery Date. In the event that you are a resident of a country where applicable local law requires the Award to be settled in cash, the Company will settle the DSUs and accumulated Dividend Equivalents, if any, to the extent provided in Section 2(f) below, in a cash payment to you. In its sole discretion, the Company may elect to deliver the Shares to you by book-entry in the Company’s books or by electronic delivery to a brokerage account established for your benefit at a financial/brokerage firm selected by the Company. You agree to complete and sign any documents and take any additional action that the financial/brokerage firm designated by the Company may request to enable the Company to deliver the Shares on your behalf.
(d)    Restriction on Transfer of DSUs. DSUs, and the Shares underlying such DSUs, may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by you until the DSU Delivery Date; provided, however, that they may be transferrable to (1) a member of your immediate family (as defined in Rule 16a-1 under the Exchange Act); (2) to a trust in which one or more permitted transferees described in clause (1) in the aggregate have more than fifty percent (50%) of the beneficial interest and (3) a charitable foundation in which you and one or more of the permitted transferees described in clause (1) in the aggregate control the management of assets.

(e)    Certain Legal Restrictions. The Plan, the Policy, this Agreement, the granting and settlement of the DSUs and Dividend Equivalents, if any, to the extent provided in Section 2(f) below, and any obligations of the Company under the Plan, the Policy and this Agreement, shall be subject to all applicable federal, foreign, provincial, state and local laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed.
(f)    Dividend Equivalents. During the period from the Grant Date through the date on which Shares underlying DSUs are issued to you pursuant to Sections 2(b) and 2(c), the Company may credit the Holder with Dividend Equivalents equal to the dividends the Holder would have received if the Holder had been the actual record owner of the underlying Shares on each dividend record date.
If a dividend on the Shares is payable wholly or partially in Shares, the Dividend Equivalent representing that portion shall be in the form of additional DSUs, credited on a one-for-one basis. If a dividend on the Shares is payable wholly or partially in cash, the Dividend Equivalent representing that portion shall also be in the form of cash, and the Holder shall be treated as being credited with any cash dividends, without earnings, until settlement pursuant to Section 2(c) above. If a dividend on Shares is payable wholly or partially in a form other than cash or Shares, the Committee may, in its discretion, provide for such Dividend Equivalents with respect to that portion as it deems appropriate under the circumstances. Dividend Equivalents shall be subject to the same terms and conditions as the DSUs originally awarded pursuant to the Grant Notice, this Agreement, the Policy and the Plan, and they shall be settled as if they had been granted at the same time as the original DSU Award.
(g)    Corporate Events. Except as otherwise provided in the Grant Notice, this Agreement or the Policy, the provisions of Section 13.2 of the Plan shall apply to the DSUs and Dividend Equivalents, if any, to the extent provided in Section 2(f).
3.Withholding of Taxes. You acknowledge that you are responsible to pay any and all applicable tax obligations, including withholding and other taxes, which may be due as a result of receipt of this Award or the settlement and payout of the DSUs that you receive under this Award. You acknowledge and agree that the payment of such tax obligations may be made by any one or a combination of the following methods, as determined by the Company or the Committee: (a) the Company’s repurchase of Shares to be issued upon settlement of the DSUs; (b) the sale of Shares acquired upon settlement of the DSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); (c) direct payment by you to the Company; (d) payroll withholding from your wages or other cash compensation paid to you by the Company; or (e) any other method as the Company or Committee may elect in compliance with the Plan, the Code and applicable law. The Fair Market Value of the Shares that are repurchased, if applicable, will be determined as of the date when the taxes otherwise would have been withheld in cash, and will be applied as a credit against the taxes.
Depending on the withholding method, the Company may withhold or account for withholding taxes by considering applicable minimum statutory withholding rates or other applicable withholding rates, including applicable maximum rates, in which case you will receive a refund of any over-withheld amount in cash and will have no entitlement to the common share equivalent. If the obligation for taxes is satisfied by the repurchase of Shares, you are deemed to have been issued the full number of Shares subject to the DSUs, notwithstanding that a number of the Shares are repurchased by the Company solely for the purpose of paying the taxes.
You acknowledge that the ultimate liability for all tax obligations legally due by you is and remains your responsibility.
If you are subject to tax liabilities in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that the Company may be required to withhold or account for tax liability in more than one jurisdiction.
4.Provisions of Plan and Policy Control. This Agreement is subject to all the terms, conditions and provisions of the Plan and the Policy, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan and the Policy as may be adopted by the Committee and as may be in effect from time to time. The Plan and the

Policy are each incorporated herein by reference. If and to the extent that any provision of this Agreement conflicts or is inconsistent with the terms set forth in the Plan or the Policy, the terms set forth in the Plan and the Policy shall control, in that order of priority, and this Agreement shall be deemed to be modified accordingly.
5.Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Holder with respect to the subject matter hereof.
6.Notices. Any notice or communication given hereunder shall be in writing or by electronic means as set forth in Section 13 below and, if in writing, shall be deemed to have been duly given: (i) when delivered in person; (ii) five (5) business days after being sent by United States mail; or
(iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):
If to the Company, to:
Corporate Human Resources IHS Markit
15 Inverness Way East Englewood, Colorado 80112

If to the Holder, to the address on file with the Company.
7.Data Protection. By participating in the Plan and entering into this Agreement, you hereby acknowledge the holding and processing of personal information provided by you to the Company, any Affiliate, trustee or third party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to: (i) administering and maintaining your records; (ii) providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers or third party administrators of the Plan; (iii) providing information to future purchasers or merger partners of the Company or any Affiliate; (iv) using information for communication and other administrative purposes; and (v) transferring information about the Holder to any country or territory that may not provide the same protection for the information as the Holder’s home country. Personal information may include, but shall not be limited to:

•
Personal data: Name, address, telephone number, email address, family size, marital status, sex, beneficiary information, emergency contacts, passport or visa information, age, language skills, driver’s license information, birth certificate and Non-Employee Director ID number.

•
Information: Curriculum vitae or resume, earnings history, references, job title, service or severance agreement, plan or benefit enrollment forms and elections and equity compensation or benefit statements.

•	Financial information: Current earnings and benefit information, personal bank account number, brokerage account information, tax related information and tax identification number.
The Company may, from time to time, process and transfer this or other information for internal compensation and benefit planning (specifically, for enrollment purposes in the Plan and the administration of the Plan), to determine training needs, to develop a global human resource database and to evaluate skill utilization.

8.	Acquired Rights. In accepting the Award, you acknowledge that:
(a)    Nothing contained in this Award shall confer upon you the right to be nominated for re-election to the Board;

(b)    the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, as provided in the Plan;
(c)    the Award of DSUs is voluntary and occasional and does not create any contractual or other right to receive future Awards of DSUs, or benefits in lieu of DSUs even if DSUs have been awarded repeatedly in the past;
(d)    all decisions with respect to future Awards, if any, will be at the sole discretion of the Board or, as designated, the Committee;
(e)    your participation in the Plan is voluntary;
(f)    the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(g)    the value of Shares acquired on settlement of DSUs may increase or decrease in value; and
(h)    no claim or entitlement to compensation or damages shall arise from any diminution in value of the DSUs or Shares received upon the settlement of the DSUs and you irrevocably release the Company and any Affiliate from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such claim.
9.Language. If you have received this or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
10.Power of Attorney. The Company (including its successors and assigns) is hereby appointed the attorney-in-fact, with full power of substitution, of the Holder for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney- in-fact for the Holder, may in the name and stead of the Holder, make and execute all conveyances, assignments and transfers of the DSUs, Dividend Equivalents, other property issued in respect of such DSUs, Shares and any property provided for herein, and the Holder hereby ratifies and confirms that which the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Holder shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for this purpose.
11.WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.
12.Interpretation. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.
13.Mode of Communications. The Holder agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this grant of DSUs, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Holder further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

14.No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.
15.Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties hereto shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties hereto that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives. The illegality, unenforceability or invalidity of any provision of this Agreement shall not affect the legality, enforceability or validity of any other provision of this Agreement.
16.Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.
17.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the law that might be applied under principles of conflict of laws. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal and state courts of New York located in the borough of Manhattan in New York City in respect of the interpretation and enforcement of the provisions of this Agreement. Each party hereby waives and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation and enforcement hereof, that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. Each party hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such action, suit or proceeding and agrees that the mailing of process or other papers in connection with any such action, suit, or proceeding in the manner provided in Section 6 hereof or in such other manner as may be permitted by law shall be valid and sufficient service thereof.
18.Miscellaneous.
(a)    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company may assign to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or any Affiliate, and require such successor to expressly assume and agree in writing to perform, this Agreement.
(b)    No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.
19.Section 409A and Section 457A. To the extent the Committee determines that any payment under this Agreement is subject to Section 409A or Section 457A of the Code, the provisions of Section 13.10 of the Plan (including, without limitation, the six-month delay relating to “specified employees”) shall apply.